UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017 (May 8, 2017)

ATLANTIC ALLIANCE PARTNERSHIP CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-37360	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue

New York, New York 10022
(Address of principal executive offices, including Zip Code)

(212) 409-2434

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COMMENCING AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, ATLANTIC ALLIANCE PARTNERSHIP CORP. (“AAPC”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING AAPC’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION TRANSACTION WITH KALYX DEVELOPMENT INC. (“KAYLX”), AS DESCRIBED IN THIS REPORT AND ITS EXHIBITS.

SHAREHOLDERS OF AAPC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, AAPC’S PRELIMINARY REGISTRATION STATEMENT ON FORM S-4 AND DEFINITIVE REGISTRATION STATEMENT ON FORM S-4, TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH AAPC’S SOLICITATION OF PROXIES FOR A SPECIAL MEETING OF ITS SHAREHOLDERS RELATED TO BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ AAPC’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF AAPC’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN. AAPC’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SHAREHOLDERS OF AAPC AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSAL TO APPROVE THE TRANSACTIONS DESCRIBED IN THIS REPORT. SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ATLANTIC ALLIANCE PARTNERSHIP CORP., 590 MADISON AVENUE, NEW YORK, NY 10022. THESE DOCUMENTS, ONCE AVAILABLE, AND AAPC’S ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

CERTAIN FINANCIAL INFORMATION AND DATA CONTAINED IN THE EXHIBITS HERETO ARE UNAUDITED AND DO NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA MAY BE ADJUSTED AND PRESENTED DIFFERENTLY IN AAPC’S PRELIMINARY AND DEFINITIVE PROXY STATEMENTS TO SOLICIT SHAREHOLDER APPROVAL OF THE TRANSACTIONS DESCRIBED HEREIN AND TO AAPC SHAREHOLDERS IN CONNECTION THEREWITH.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION DESCRIBED HEREIN AND IN THE EXHBIITS HERETO AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF AAPC OR KAYLX, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF WORDS SUCH AS "ANTICIPATES", "BELIEVES", "CONTINUE", "EXPECTS", "ESTIMATES", "INTENDS", "MAY", "OUTLOOK", "PLANS", "POTENTIAL", "PROJECTS", "PREDICTS", "SHOULD", "WILL", OR, IN EACH CASE, THEIR NEGATIVE OR OTHER VARIATIONS OR COMPARABLE TERMINOLOGY. SUCH FORWARD-LOOKING STATEMENTS WITH RESPECT TO THE TIMING OF THE PROPOSED MERGER, AS WELL AS THE EXPECTED PERFORMANCE, STRATEGIES, PROSPECTS AND OTHER ASPECTS OF THE BUSINESSES OF THE PARTIES TO THE MERGER AND THE COMBINED COMPANY AFTER COMPLETION OF THE PROPOSED MERGER, ARE BASED ON CURRENT EXPECTATIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES.

A NUMBER OF FACTORS COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE MERGER (INCLUDING THE FAILURE TO CONSUMMATE THE PRIVATE PLACEMENT DESCRIBED IN THE EXHIBITS HERETO); (2) THE OUTCOME OF ANY LEGAL PROCEEDINGS THAT MAY BE INSTITUTED AGAINST AAPC, KALYX OR OTHERS FOLLOWING ANNOUNCEMENT OF THE TRANSACTIONS DESCRIBED HEREIN; (3) THE INABILITY TO COMPLETE THE TRANSACTIONS CONTEMPLATED BY THE TRANSACTIONS DESCRIBED HEREIN DUE TO THE FAILURE TO OBTAIN APPROVAL OF THE SHAREHOLDERS OF AAPC OR KALYX OR OTHER CONDITIONS TO CLOSING IN SUCH TRANSACTION; (4) THE RISK THAT AAPC AND KAYLX MAY BE UNABLE TO SECURE A U.S. NATIONAL EXCHANGE LISTING FOR THE POST-TRANSACTION ENTITY; (5) THE RISK THAT THE PROPOSED TRANSACTION DISRUPTS CURRENT PLANS AND OPERATIONS AS A RESULT OF THE ANNOUNCEMENT AND CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN; (6) THE ABILITY TO RECOGNIZE THE ANTICIPATED BENEFITS OF SUCH TRANSACTION, WHICH MAY BE AFFECTED BY, AMONG OTHER THINGS, COMPETITION, THE ABILITY OF THE COMBINED COMPANY TO GROW AND MANAGE GROWTH PROFITABLY, MAINTAIN RELATIONSHIPS WITH TENANTS AND RETAIN ITS KEY EMPLOYEES; (7) COSTS RELATED TO THE PROPOSED TRANSACTION; (8) CHANGES IN APPLICABLE LAWS OR REGULATIONS OR THEIR INTERPRETATION OR APPLICATION (INCLUDING, NOTABLY, FEDERAL AND STATE LAWS RELATED TO THE USE, CULTIVATION AND DISTRIBUTION OF CANNABIS-BASED PRODUCTS); (9) THE POSSIBILITY THAT AAPC OR KALYX MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS; (10) FUTURE EXCHANGE AND INTEREST RATES; (11) DELAYS IN OBTAINING, ADVERSE CONDITIONS CONTAINED IN, OR THE INABILITY TO OBTAIN NECESSARY REGULATORY APPROVALS OR COMPLETE REGULATORY REVIEWS REQUIRED TO COMPLETE THE PROPOSED TRANSACTIONS; AND (12) OTHER RISKS AND UNCERTAINTIES INDICATED IN THE PROXY STATEMENT TO BE FILED BY AAPC WITH THE SEC, INCLUDING THOSE UNDER "RISK FACTORS" THEREIN, AND OTHER FILINGS WITH THE SEC BY AAPC OR KALYX. THESE FACTORS ARE NOT INTENDED TO BE AN ALL-ENCOMPASSING LIST OF RISKS AND UNCERTAINTIES.

THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT AND ITS EXHIBITS ARE BASED ON AAPC’S AND KALYX’S CURRENT EXPECTATIONS AND BELIEFS CONCERNING FUTURE DEVELOPMENTS AND THEIR POTENTIAL EFFECTS ON AAPC AND KALYX. FUTURE DEVELOPMENTS AFFECTING AAPC AND KALYX MAY NOT BE THOSE THAT WE HAVE ANTICIPATED. THESE FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS, UNCERTAINTIES (SOME OF WHICH ARE BEYOND AAPC’S AND KAYLX’S CONTROL) AND OTHER ASSUMPTIONS THAT MAY CAUSE ACTUAL RESULTS OR PERFORMANCE TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD ANY OF THE ASSUMPTIONS MADE PROVE INCORRECT, ACTUAL RESULTS MAY VARY IN MATERIAL RESPECTS FROM THOSE PROJECTED IN THESE FORWARD-LOOKING STATEMENTS. AAPC UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS MAY BE REQUIRED UNDER APPLICABLE SECURITIES LAWS.

BY THEIR NATURE, FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES BECAUSE THEY RELATE TO EVENTS AND DEPEND ON CIRCUMSTANCES THAT MAY OR MAY NOT OCCUR IN THE FUTURE. READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS OF OPERATIONS, FINANCIAL CONDITION AND LIQUIDITY, AND DEVELOPMENTS IN THE INDUSTRY IN WHICH AAPC AND KAYLX OPERATE MAY DIFFER MATERIALLY FROM THOSE MADE IN OR SUGGESTED BY THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT OR ITS EXHIBITS. IN ADDITION, EVEN IF RESULTS OR OPERATIONS, FINANCIAL CONDITION AND LIQUIDITY, AND DEVELOPMENTS IN THE INDUSTRY IN WHICH AAPC AND KALYX OPERATE ARE CONSISTENT WITH THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT AND ITS EXHIBITS, THOSE RESULTS OR DEVELOPMENTS MAY NOT BE INDICATIVE OF RESULTS OR DEVELOPMENTS IN SUBSEQUENT PERIODS.

Item 1.01. Entry Into A Material Definitive Agreement.

Merger Agreement

This section describes the material provisions of the Merger Agreement (as defined below) but does not purport to describe all of the terms thereof.  The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.  AAPC’s shareholders and other interested parties are urged to read such agreement in its entirety.  Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

General Description of the Merger Agreement

On  May 8, 2017, Atlantic Alliance Partnership Corp., a British Virgin Islands company (together with the successor entity thereto, “AAPC”), entered into a Merger Agreement (the “Merger Agreement”) with Kalyx Development Inc., a Maryland corporation (“Kalyx”). Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated thereby (the “Closing”), Kalyx will merge with and into AAPC (the “Merger”), with AAPC continuing as the surviving entity (the “Surviving Corporation”). As a result of the consummation of the Merger, at the effective time of the Merger (the “Effective Time”), Kalyx will cease to exist, the holders of Kalyx capital stock will receive shares of AAPC capital stock and Kalyx’s outstanding warrants will be assumed by AAPC.

Immediately prior to the Closing, AAPC be converted into a Maryland corporation, named Atlantic Alliance Partnership Corp. (the “Successor”), pursuant to a statutory conversion (the “Conversion”). As a result of the Conversion, each outstanding no par ordinary share of AAPC will become one share of common stock, par value $0.0001 per share of the successor entity.

Merger Consideration

Pursuant to Kalyx’s Articles of Amendment and Restatement, dated July 14, 2016 (the “Kalyx Charter”), holders of outstanding shares of Kalyx’s Series A Preferred Stock (the “Kalyx Series A Preferred Stock”) and Kalyx’s Series B Preferred Stock (the “Kalyx Series B Preferred Stock”) are entitled to a certain internal rate of return under certain circumstances, which is taken into account in the shares of common stock of the Surviving Corporation to be issued to the Kalyx stockholders pursuant to the Merger Agreement (the “Merger Consideration”). In particular, the Merger Agreement provides that holders of Kalyx Series A Preferred Stock and of Kalyx Series B Preferred Stock (collectively, the “Kalyx Preferred Stock”) will receive an “IRR Value” defined, with respect to a share of Kalyx Preferred Stock, as the amount by which a ten percent (10%) Internal Rate of Return (as defined in, and calculated in accordance with, the Kalyx Charter, including giving effect to prior dividends), with respect to the relevant share of Kalyx Preferred Stock, exceeds $10.00.

As a result of the consummation of the Merger, at the Effective Time and subject to the terms and conditions set forth in the Merger Agreement:

(1)	each holder of shares of Kalyx Series A Preferred Stock will be entitled to receive, for each share of Kalyx Series A Preferred Stock held, a number of shares of common stock of the Surviving Corporation equal to the sum of (A) the quotient of (I) the number of shares of Kalyx Series A Preferred Stock held by the holder, divided by (II) 0.9, plus (B) the quotient of (I) the IRR Value of such Kalyx Series A Preferred Stock, divided by (II) $10.00;

(2)	each holder of shares of Kalyx Series B Preferred Stock will be entitled to receive for each share of Kalyx Series B Preferred Stock held, a number of shares of common stock of the Surviving Corporation equal to the sum of (A) the number of shares of Kalyx Series B Preferred Stock held by such holder, plus (B) the quotient of (I) the IRR Value of such Kalyx Series B Preferred Stock, divided by (II) $10.00;

(3)	each holder of shares of Kalyx common stock (the “Kalyx Common Stock”) as of the date of the Merger Agreement who still holds such shares as of the Effective Time, will be entitled to receive such holder’s pro rata share (based on the quotient of (i) number of shares of Kalyx Common Stock held by that holder as of the date of the Merger Agreement, divided by (2) the aggregate number of shares of Kalyx Common Stock issued and outstanding on the date of the Merger Agreement) of 1,750,000 shares of common stock of the Surviving Corporation;

(4)	each holder of warrants of Kalyx (“Kalyx Warrants”) who, after the date of the Merger Agreement, elects to accept shares of Kalyx Common Stock in exchange for the surrender and cancellation of that holder’s Kalyx Warrants on the terms discussed below , will be entitled to receive one share of common stock of the Surviving Corporation for each share of Kalyx Common Stock received upon such exchange and cancellation;

(5)	each person to whom Kalyx issues shares of Kalyx Common Stock after the date of and in accordance with the Merger Agreement (a “Future Kalyx Common Shareholder”), if any, will be entitled to receive the number of shares of common stock of the Surviving Corporation equal to the number of such future shares of Kalyx Common Stock held by such shareholder;

(6)	each share of AAPC stock held as treasury stock immediately prior to the Effective Time will be cancelled without any payment; and

(7)	subject to the terms of the Forfeiture Agreement (as described below), each share of AAPC issued and outstanding immediately prior to the Effective Time, including those held by recipients of ordinary shares of AAPC issued in AAPC’s initial public offering (the “Public Shareholders”), those issued pursuant to the PIPE Transaction (as described below) and those issued as dividends pursuant to the Merger Agreement, will be converted into and become one share of common stock of the Surviving Corporation.

At the Effective Time, each Kalyx Warrant that remains outstanding, including the Amended Warrants discussed below, will be assumed by the Surviving Corporation.

For purposes of the Merger Agreement, the shares of the Surviving Corporation to be issued as Merger Consideration will be valued at $10.00 per share. Prior to the Closing, AAPC will issue a stock dividend to its shareholders who do not elect to redeem their AAPC ordinary shares, with the number of shares based on the difference between AAPC’s Trust Account (as defined below) liquidation value per share at the Closing and the $10.00 per share price.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by AAPC relating to, (1) organization and qualification, (2) capitalization, (3) corporate authorization, enforceability and board action, (4) consents and approvals, no violations, (5) SEC filings and financial statements, (6) absence of certain changes, (7) undisclosed liabilities, (8) litigation, (9) compliance with laws, (10) employee benefit plans, (11) taxes, (12) contracts, (13) intellectual property, (14) finders’ or advisors’ fees, (15) absence of sensitive matters and (16) bank accounts. The Merger Agreement also contains customary representations and warranties by Kalyx relating to, (1) organization, authority, (2) corporate authorization, enforceability, board action, (3) consents and approvals, no violations, (4) capitalization, (5) financial statements, (6) absence of certain changes, (7) undisclosed liabilities, (8) real property, (9) environmental laws, (10) utilities and access, (11) no condemnation, (12) possession of licenses and permits, (13) business insurance, (14) title insurance, (15) real estate investment trust and operating partnership, (16) transactions with related parties, (17) absence of sensitive matters, (18) litigation, (19) compliance with laws, (20) employee benefit plans, (21) taxes, (22) intellectual property, (23) material contracts and (24) finders’ or advisors’ fees. Certain of the representations and warranties are qualified by the representing party’s knowledge and/or by materiality or material adverse effect. The representations and warranties made by the parties to the Merger Agreement do not survive the Closing.

Covenants of the Parties

The Merger Agreement contains certain customary covenants by each of the parties to be performed during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms, including covenants regarding (1) conduct of business, (2) access to information, (3) no solicitation, (4) regulatory filings, (5) announcements, (6) further assurances, (7) notification of certain matters, (8) post-closing director and officer liability, (9) reasonable efforts to consummate the Merger, (10) annual and interim financial statements by Kalyx, (11) no trading by Kalyx, (12) use of funds in AAPC’s trust account containing the proceeds from its initial public offering (the “Trust Account”) and (13) Kalyx disclosure schedule updates.

Both AAPC and Kalyx agreed to certain covenants related to the preparation and filing of a preliminary registration statement on Form S-4 in connection with the registration under the Securities Act of 1933 of (i) the issuance of the Successor’s stock to AAPC’s pre-Conversion shareholders, and (ii) the issuance of the Merger Consideration (the “Registration Statement”). AAPC also agreed to certain covenants to hold a special meeting of its shareholders as soon as practicable after the filing and effectiveness of a definitive Registration Statement on Form S-4 to approve the Conversion, Merger and Merger Agreement.

In addition, Kalyx agreed that its board of directors will, prior to the Closing, recommend that the shareholders of Kalyx (the “Kalyx Shareholders”) consent to the Merger and adopt the Merger Agreement in accordance with the Kalyx Charter, Kalyx’s bylaws and applicable law and to use Kalyx’s reasonable best efforts to obtain that consent (the “Kalyx Shareholder Approval”), and that Kalyx will use its reasonable best efforts to obtain the approval of the holders of at least 75% of the outstanding Kalyx Warrants (the “Warrantholder Approval”) to either (i) surrender and cancel their Kalyx Warrants in exchange for a certain number of shares of Kalyx Common Stock as provided below, or (ii) agree to amend their Kalyx Warrants so that the number of shares for which such Warrant was exercisable (the “Warrant Shares”) would be reduced to an amount equal to seventy-five percent (75%) of the current number of Warrant Shares and such reduced number of Warrant Shares would only exercisable as provided below (the “Amended Warrants”). The Kalyx Warrants that are exchanged for shares of Kalyx Common Stock will be exchanged based on the following ratios: (1) 0.0388 shares of Kalyx Common Stock for each Warrant Share under Kalyx Warrants that were issued in connection with the issuance of Kalyx Common Stock, (2) 0.02947 shares of Kalyx Common Stock for each Warrant Share under Kalyx Warrants that were issued in connection with the issuance of Kalyx Series A Preferred Stock and (3) 0.0368 shares of Kalyx Common Stock for each Warrant Share under Kalyx Warrants that were issued in connection with the issuance of Kalyx Series B Preferred Stock. The Amended Warrants will provide that the exercisability would be in nine different tranches with the first tranche for 12.5% of the total Warrant Shares being exercisable for the 12 months after the Effective Time at a price of $11.50 per share, with the second tranche for 13.25% of the total Warrant Shares being exercisable for a period of 6 months beginning on the 12 month anniversary of the Effective Time at a price of $11.75 per share and each additional tranche being exercisable for a period of 6 months beginning on the expiration of the prior tranche (with the third tranche for 14.25% of the total Warrant Shares at $12.00 per share, the fourth and fifth tranches for 14.5% and 14.25%, respectively of the total Warrant Shares at $12.25 per share, the sixth and seventh tranches for 13.5% and 11.00%, respectively of the total Warrant Shares at $12.50 per share and the eighth and ninth tranches for 4.0% and 2.75%, respectively of the total Warrant Shares at $13.00 per share).

Conditions to Closing of the Merger

The obligations of each party to consummate the Merger are subject to the satisfaction or waiver of customary conditions and closing deliverables, including, among other matters, (1) AAPC having obtained the approval and adoption by its shareholders of the Merger Agreement and related transactions (the “AAPC Shareholder Approval”), (2) Kalyx having obtained the Kalyx Shareholder Approval, (3) the consummation of the Conversion, (4) AAPC having issued its ordinary shares in a private placement to certain accredited investors at a price of $10.00 per share (the “PIPE Transaction”), with AAPC having at least $15,000,000 in funds when combining (i) the funds left in the Trust Account after giving effect to redemptions by its public shareholders, plus (ii) the gross proceeds received by AAPC in the PIPE Transaction, (5) AAPC having net tangible assets of at least $5,000,001 upon the Closing, after giving effect to redemptions from its public shareholders, (6) any material required third party approvals having been obtained, (7) no applicable law, judgment, injunction, order or decree makes illegal or otherwise prohibits the consummation of the Merger or any transactions contemplated by the Merger Agreement, (9) all material authorizations, consents, orders, permits or approvals of or declarations or filings with any governmental authority will have been made or obtained and will be in full effect, (10) ordinary shares of AAPC (or the shares of the Successor or the Surviving Corporation), after giving effect to any redemptions by the public shareholders of AAPC, being listed or quoted on any tier of the Nasdaq stock market, the New York Stock Exchange, the NYSE MKT or another recognized U.S. national stock exchange, (11) the accuracy of the other party’s respective representations and warranties (subject to certain materiality qualifiers) and compliance with its covenants under the Merger Agreement in all material respects, and (12) no event having occurred since the date of the Merger Agreement resulting in a material adverse effect upon the business, assets, liabilities, results of operations, prospects or condition of the other party and its subsidiaries, taken as a whole, or the other party’s ability to consummate the transactions contemplated by the Merger Agreement and ancillary documents on a timely basis (subject in each case to customary exceptions) (a “Material Adverse Effect”).

The obligation of Kalyx to consummate the Merger is subject to satisfaction or waiver of certain additional conditions, including among others, that the Forfeiture Agreement, as described below, is in full force and effect.

The obligation of AAPC to consummate the Merger is subject to satisfaction or waiver of certain additional conditions, including among others: (1) receipt by AAPC of non-competition and non-solicitation agreements and lock-up agreements from certain key stockholders of Kalyx, as discussed below, (2) receipt by AAPC of employment agreements from certain key officers, directors and/or employees of Kalyx, (3) the Warrantholder Approval, and (4) the termination of certain management fee arrangements of Kalyx.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Effective Time, including among other reasons: (1) by the mutual written consent of Kalyx and AAPC, (2) by either of AAPC or Kalyx if (i) the shareholders of AAPC have voted on the Merger Agreement and the AAPC Shareholder Approval has not been obtained, unless the failure to obtain such approval was caused by the breach of the party seeking termination, (ii) the shareholders of Kalyx have voted on the Merger Agreement and the Kalyx Shareholder Approval has not been obtained, unless the failure to obtain such approval was caused by the breach of the party seeking termination, (iii) if any final and non-appealable order is entered which enjoins Kalyx or AAPC from consummating the Merger, or (iv) if the Merger has not occurred on or before October 1, 2017 (the “Termination Date”), unless the terminating party’s breach was the cause of the failure to occur by such date, (3) by either party if the other party has breached any of its representations, warranties or covenants in the Merger Agreement such that the related closing conditions would not be met and such breach is incapable of cure or has not been cured by the earlier of the Termination Date or 30 days after the breaching party receives written notice of the breach (unless, at the intended time of termination, the terminating party has breached any of its representations or warranties in any material respect and such breach is uncured), or (4) by either party if there has been a Material Adverse Effect with respect to the other party since the date of the Merger agreement which is continuing and uncured.

If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement will terminate, and no party to the Merger Agreement will have any further liability to any other party thereto except for liability for fraud, intentional misrepresentation, willful misconduct or for willful breach of the Merger Agreement prior to termination, except that sections of the Merger Agreement related to announcements, waiver of claims against the Trust Account, the termination provisions and certain general provisions will survive the termination of the Merger Agreement. There are no termination fees in connection with the termination of the Merger Agreement.

Trust Account Waiver

Kalyx agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in the Trust Account held for AAPC’s public shareholders, and agreed not to, and waived any right to, make any claim against the Trust Account (including any distributions therefrom).

Certain Governance Matters

The Merger Agreement contemplates that the articles of incorporation and bylaws of the Successor shall be the articles of incorporation and bylaws of the Surviving Corporation. The Merger Agreement further provides that after the Effective Time and until successors are duly elected in accordance with the bylaws of the Surviving Corporation and applicable law, the directors and officers of Kalyx immediately prior to the Effective Time will become the directors and officers of the Surviving Corporation.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Forfeiture Agreement

In connection with the execution of the Merger Agreement, AAP Sponsor (PTC) Corp. (the “Sponsor”) and Fox Investments Limited (“Fox”), an affiliate of Iain Abrahams, the Chief Executive Officer and a director of AAPC and a director and shareholder of the Sponsor, entered into a letter agreement (the “Forfeiture Agreement”) with Kalyx, pursuant to which the Sponsor agreed to forfeit at the Effective Time all but 321,492 of the Sponsor’s 2,976,691 ordinary shares of AAPC (the “Sponsor Shares”), provided that if Fox elects to have any of its 522,800 AAPC public shares redeemed by AAPC in connection with the Merger, the Sponsor will forfeit all of its Sponsor Shares at the Effective Time. Fox also agreed that within 10 business days after receipt of notice from Kalyx (or as earlier required in connection with AAPC’s shareholder meeting) that AAPC has received binding subscription agreements for the PIPE Transaction for an aggregate purchase price of at least $9.5 million at $10.00 per share, it must provide written notice to Kalyx that it is or, as the case may be, is not, committing to waive its rights to have its AAPC public shares redeemed by AAPC in connection with the Merger.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Merger Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits. Shareholders and other interested parties are urged to read such Related Agreements in their entirety.

Voting Agreements

At the same time that the Merger Agreement was signed, AAPC and Kalyx entered into voting agreements (each, a “Voting Agreement”) with certain Kalyx Shareholders. Under the Voting Agreement, the Kalyx Shareholders party thereto generally agreed to vote all of their Kalyx shares in favor of the Merger Agreement and related transactions and to otherwise take certain other actions in support of the Merger Agreement and related transactions and refrain from taking actions that would adversely affect such Kalyx Shareholder’s ability to perform its obligations under the Voting Agreement or which Kalyx is prohibited from taking under the Merger Agreement. Each Voting Agreement prevents, with certain exceptions, transfers of the Kalyx shares held by the Kalyx Shareholder party thereto between the date of the Voting Agreement and the date of the meeting of Kalyx shareholders.

The form of the Voting Agreements that were signed is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Voting Agreements is qualified in its entirety by reference thereto.

Non-Competition and Non-Solicitation Agreement

At the Closing, certain specified Kalyx Shareholders actively involved with Kalyx’s management (each, an “Owner”) will enter into Non-Competition and Non-Solicitation Agreements in favor of AAPC (including the Surviving Corporation as its successor) and its affiliates and subsidiaries (referred to as the “Covered Parties”), in substantially the form attached to the Merger Agreement (each, a “Non-Competition Agreement”), relating to the business of acquiring, owning, managing, upgrading and leasing commercial and industrial properties to state-licensed operators for their regulated cannabis businesses in states in which such activities are legal under state laws (the “Business”). Under the Non-Competition Agreement, for a period of three years after the Closing (such period, the “Restricted Period”), the Owner will not and will not permit its Affiliates to, without the Surviving Corporation’s prior written consent, anywhere in the United States, directly or indirectly engage in the Business (other than through a Covered Party) or own, manage, finance or control, or participate in the ownership, management, financing or control of, or become engaged or serve as an officer, director, member, partner, employee, agent, consultant, advisor or representative of, a business or entity (other than a Covered Party) that engages in the Business (a “Competitor”). However, the Owner and its affiliates will be permitted under the Non-Competition Agreement to own passive investments of no more than 2% of any class of outstanding equity interests in a Competitor that is publicly traded, so long as the Owner and its affiliates are not involved in the management or control of such Competitor. Under the Non-Competition Agreements, the Owner and its affiliates will also be subject to certain non-solicitation and non-interference obligations during the Restricted Period with respect to the Covered Parties’ respective (i) employees, consultants and independent contractors, (ii) customers and (iii) vendors, suppliers, distributors, agents or other service providers. The Owner will also be subject to non-disparagement provisions regarding the Covered Parties and confidentiality obligations with respect to the confidential information of the Covered Parties.

The form of the Non-Competition Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Non-Competition Agreement is qualified in its entirety by reference thereto.

Lock-Up Agreement

At the Closing, certain Kalyx Shareholders will enter into a Lock-Up Agreement with AAPC, in substantially the form attached to the Merger Agreement (each, a “Lock-Up Agreement”), with respect to their common shares of the Surviving Corporation received as Merger Consideration, the shares issuable under their Kalyx Warrants that are assumed by the Surviving Corporation, as the successor to AAPC, and/or upon conversion of any Class A units or LTIP profits interests of Kalyx OP LP into common shares of the Surviving Corporation in accordance with the terms of such units and profits interests (collectively, the “Restricted Securities”). In such Lock-Up Agreement, each holder will agree that, during the period commencing from the Closing and continuing for the earliest of: (x) the one year anniversary date of the Closing, (y) the date on which the closing sale price of the shares of common stock of the Surviving Corporation equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing, and (z) the date after the Closing on which the Surviving Corporation consummates a transaction, including a liquidation, merger, stock exchange or other similar transaction, which results in all of the Surviving Corporation’s stockholders having the right to exchange their shares of the Surviving Corporation’s common stock for cash, securities or other property, it will not (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii), or (iii) above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise. However, each holder is permitted to transfer its Restricted Securities (A) by gift, will or intestate succession upon the death of such holder, (B) to certain permitted transferees or (C) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union.

The form of the Lock-Up Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description of the Lock-Up Agreement is qualified in its entirety by reference thereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1*	Merger Agreement, dated as of May 8, 2017, by and between Atlantic Alliance Partnership Corp., and Kalyx Development Inc.

10.1	Form of Voting Agreement by and among Atlantic Alliance Partnership Corp., Kalyx Development Inc. and the shareholder of Kalyx Development Inc. party thereto.

10.2	Form of Non-Competition and Non-Solicitation Agreement, by the shareholder of Kalyx Development Inc. party thereto in favor of Atlantic Alliance Partnership Corp.

10.3	Form of Lock-Up Agreement by and between Atlantic Alliance Partnership Corp. and the shareholder of Kalyx Development Inc. party thereto.

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2017	ATLANTIC ALLIANCE PARTNERSHIP CORP.

	By:	/s/ Jonathan Mitchell
Name: Jonathan Mitchell
Title: Chief Financial Officer